UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934
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ENSCO International Incorporated

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*** Exercise Your Right to Vote *** IMPORTANT NOTICE Regarding the Availability of Proxy Materials Meeting Information ENSCO INTERNATIONAL INCORPORATED Meeting Type: Annual For holders as of: 3/31/09 Date: 5/28/2009 Time: 10:00 a.m. Location: Four Seasons Resort & Club 4150 North MacArthur Boulevard Irving, Texas 75038 You are receiving this communication because you hold shares in the company named above. 500 N. AKARD STREET This is not a ballot. You cannot use this notice to vote DALLAS, TX 75201 these shares. This communication includes an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or request a paper copy (see reverse side). We encourage you to access and review the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain R1ENS1 proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery, please make the request as instructed above on or before 5/14/09. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements. Please check the Proxy Statement for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available R1ENS2 and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a Proxy Card.

Voting Items THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1, 2 AND 3. 1. Election of three Class I Directors: 1a. Gerald W. Haddock (Class I Director, Term Expires in 2012) 1b. Paul E. Rowsey, III (Class I Director, Term Expires in 2012) 1c. C. Christopher Gaut (Class I Director, Term Expires in 2012) 2. Approval of an amendment to the ENSCO 2005 Long-Term Incentive Plan and reapproval of the material terms of the performance goals therein for purposes of Section 162(m) of the Internal Revenue Code. 3. Ratification of the Audit Committee’s appointment of KPMG LLP as our independent registered public accounting firm for 2009. R1ENS3

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